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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     October 14, 1997


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-17253               51-0331454
-----------------        --------------------------      -----------------
(State or other               (Commission File          (IRS Employer
 jurisdiction of                       Number)          Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

Item 5.     OTHER EVENTS

    The following is filed as an Exhibit to this Report under Exhibit 4:

      4.1 Series 1997-I Supplement to the Pooling and Servicing Agreement, dated as of August 26, 1997, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.


     The following is filed as an Exhibit to this Report under Exhibit 10:

      10.1 Interest Rate Swap Agreement, dated August 26, 1997 between WESTDEUTSCHE LANDESBANK GIROZENTRALE, New York Branch and MBNA Master Credit Card Trust II.

      10.2 Interest Rate Swap Agreement, dated June 18, 1997 between Deutsche Bank AG, New York Branch and MBNA Master Credit Card Trust II.


     The following are filed as Exhibits to this Report under Exhibit 20:

      20.1 Series 1994-A Certificateholders' Statement for the month ended September 30, 1997.

      20.2 Series 1994-B Certificateholders' Statement for the month ended September 30, 1997.

      20.3 Series 1994-C Certificateholders' Statement for the month ended September 30, 1997.

      20.4 Series 1994-D Certificateholders' Statement for the month ended September 30, 1997.

      20.5 Series 1995-A Certificateholders' Statement for the month ended September 30, 1997.

      20.6 Series 1995-B Certificateholders' Statement for the month ended September 30, 1997.

      20.7 Series 1995-C Certificateholders' Statement for the month ended September 30, 1997.

      20.8 Series 1995-D Certificateholders' Statement for the month ended September 30, 1997.

      20.9 Series 1995-E Certificateholders' Statement for the month ended September 30, 1997.

     20.10 Series 1995-F Certificateholders' Statement for the month ended September 30, 1997.

     20.11 Series 1995-I Certificateholders' Statement for the month ended September 30, 1997.

     20.12 Series 1995-J Certificateholders' Statement for the month ended September 30, 1997.

     20.13 Series 1996-A Certificateholders' Statement for the month ended September 30, 1997.

     20.14 Series 1996-B Certificateholders' Statement for the month ended September 30, 1997.

     20.15 Series 1996-C Certificateholders' Statement for the month ended September 30, 1997.

     20.16 Series 1996-D Certificateholders' Statement for the month ended September 30, 1997.

     20.17 Series 1996-E Certificateholders' Statement for the month ended September 30, 1997.

     20.18 Series 1996-G Certificateholders' Statement for the month ended September 30, 1997.

     20.19 Series 1996-H Certificateholders' Statement for the month ended September 30, 1997.

     20.20 Series 1996-J Certificateholders' Statement for the month ended September 30, 1997.

     20.21 Series 1996-K Certificateholders' Statement for the month ended September 30, 1997.

     20.22 Series 1996-L Certificateholders' Statement for the month ended September 30, 1997.

     20.23 Series 1996-M Certificateholders' Statement for the month ended September 30, 1997.

     20.24 Series 1997-B Certificateholders' Statement for the month ended September 30, 1997.

     20.25 Series 1997-C Certificateholders' Statement for the month ended September 30, 1997.

     20.26 Series 1997-E Certificateholders' Statement for the month ended September 30, 1997.

     20.27 Series 1997-F Certificateholders' Statement for the month ended September 30, 1997.

     20.28 Series 1997-I Certificateholders' Statement for the month ended September 30, 1997.

Item 5.     OTHER EVENTS

     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1994-A Key Performance Factors for the month ended September 30, 1997.

     99.2. Series 1994-B Key Performance Factors for the month ended September 30, 1997.

     99.3. Series 1994-C Key Performance Factors for the month ended September 30, 1997.

     99.4. Series 1994-D Key Performance Factors for the month ended September 30, 1997.

     99.5. Series 1995-A Key Performance Factors for the month ended September 30, 1997.

     99.6. Series 1995-B Key Performance Factors for the month ended September 30, 1997.

     99.7. Series 1995-C Key Performance Factors for the month ended September 30, 1997.

     99.8. Series 1995-D Key Performance Factors for the month ended September 30, 1997.

     99.9. Series 1995-E Key Performance Factors for the month ended September 30, 1997.

    99.10. Series 1995-F Key Performance Factors for the month ended September 30, 1997.

    99.11. Series 1995-I Key Performance Factors for the month ended September 30, 1997.

    99.12. Series 1995-J Key Performance Factors for the month ended September 30, 1997.

    99.13. Series 1996-A Key Performance Factors for the month ended September 30, 1997.

    99.14. Series 1996-B Key Performance Factors for the month ended September 30, 1997.

    99.15. Series 1996-C Key Performance Factors for the month ended September 30, 1997.

    99.16. Series 1996-D Key Performance Factors for the month ended September 30, 1997.

    99.17. Series 1996-E Key Performance Factors for the month ended September 30, 1997.

    99.18. Series 1996-G Key Performance Factors for the month ended September 30, 1997.

    99.19. Series 1996-H Key Performance Factors for the month ended September 30, 1997.

    99.20. Series 1996-J Key Performance Factors for the month ended September 30, 1997.

    99.21. Series 1996-K Key Performance Factors for the month ended September 30, 1997.

    99.22. Series 1996-L Key Performance Factors for the month ended September 30, 1997.

    99.23. Series 1996-M Key Performance Factors for the month ended September 30, 1997.

    99.24. Series 1997-B Key Performance Factors for the month ended September 30, 1997.

    99.25. Series 1997-C Key Performance Factors for the month ended September 30, 1997.

    99.26. Series 1997-E Key Performance Factors for the month ended September 30, 1997.

    99.27. Series 1997-F Key Performance Factors for the month ended September 30, 1997.

    99.28. Series 1997-I Key Performance Factors for the month ended September 30, 1997.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     October 14, 1997


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Marguerite M. Boylan
                                   ----------------------------------
                                Name:       Marguerite M.Boylan
                                Title:      First Vice President